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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            _______________________


                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            _______________________

               Date of report (Date of earliest event reported):
                      February 5, 2004 (January 30, 2004)


                               AURORA FOODS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                      001-14255               94-3303521
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
    OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
       ORGANIZATION)


           11432 Lackland Road
           St. Louis, Missouri                                 63146
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                 (ZIP CODE)


                               (314) 801 - 2300
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      N/A
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

          On January 30, 2004, Aurora Foods Inc. and its subsidiary Sea Coast Foods, Inc. (collectively, the "Debtors") filed a modification (the "First Modification") to the First Amended Joint Reorganization Plan, dated January 9, 2004 (the "Amended Plan"), with the United States Bankruptcy Court for the District of Delaware (the "Court") in connection with the Debtors' pending cases filed with the Court on December 8, 2003 under Chapter 11 of the United States Bankruptcy Code (Case Nos. 03-13744 (MFW) and 03-13745 (MFW)) (collectively, the "Cases").

         On February 5, 2004, the Debtors filed a supplement (the
"Supplement") to the Amended Plan with the Court in connection with the Cases.

         The First Modification and the Supplement are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.


ITEM 7.  EXHIBITS.


(c) Exhibits.

Exhibit No.        Description
-----------        -----------

2.1 First Modification to First Amended Joint Reorganization Plan, dated January 30, 2004, of Aurora Foods Inc. and Sea Coast Foods, Inc.

2.2 Supplement to First Amended Joint Reorganization Plan, dated February 4, 2004, of Aurora Foods Inc. and Sea Coast Foods, Inc.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AURORA FOODS INC.


                                               By: /s/ Richard A. Keffer
                                                   ---------------------------
                                               Name:   Richard A. Keffer
                                               Title:  General Counsel and
                                                       Secretary

February 5, 2004

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                               AURORA FOODS INC.
                          CURRENT REPORT ON FORM 8-K
                         REPORT DATED FEBRUARY 5, 2004



                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

2.1 First Modification to First Amended Joint Reorganization Plan, dated January 30, 2004, of Aurora Foods Inc. and Sea Coast Foods, Inc.

2.2 Supplement to First Amended Joint Reorganization Plan, dated February 4, 2004, of Aurora Foods Inc. and Sea Coast Foods, Inc.